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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2001



                              ANGELICA CORPORATION

             (Exact name of registrant as specified in its charter)

           Missouri                         1-5674                 43-0905260
(State or other jurisdiction of        (Commission File         (I.R.S. Employer
        incorporation)                      Number)              Identification
                                                                     Number)


       424 South Woods Mill Road                                   63017-3406
         Chesterfield, Missouri                                    (Zip Code)
(Address of principal executive offices)

                                 (314) 854-3800
               Registrant's telephone number, including area code




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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)  Exhibits
                   --------

                   99    Quarterly Report to Shareholders, dated May 17, 2001.


ITEM 9.       REGULATION FD DISCLOSURE

              Quarterly Report to Shareholders dated May 17, 2001 and mailed to Shareholders on May 24, 2001, furnished pursuant to Regulation FD.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 24, 2001


                                           ANGELICA CORPORATION


                                           By: /s/Theodore M. Armstrong
                                              -------------------------------
                                                  Theodore M. Armstrong
                                                  Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit
Number
------

99            Quarterly Report to Shareholders, dated May 17, 2001.




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